SECURITIES AND EXCHANGE COMMISSION
                       Washington, DC  20549




                             FORM 8-K/A
                         (Amendment No. 1)



                           CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                   SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) September 8, 2000



                          NEW HILARITY, INC.
       (Exact name of Registrant as specified in its charter)




Nevada                         001-03323                  91-197860
(State or other jurisdiction   Commission          (I.R.S. Employer
of incorporation or            File number)          Identification
organization)                                               Number)



22nd Floor, 161 Bay Street
Canada Trust Tower, BCE Place
Toronto, Ontario, Canada                                    M5J 2S1
(Address of principal                                 (Postal Code)
executive offices)



Registrant's telephone number, including area code:  (416) 304-0694

                           EXPLANATORY NOTE

     New Hilarity, Inc. is filing this Amendment No. 1 on Form 8-K/A to its Current Report on Form 8-K, dated September 8, 2000, solely for the purpose of filing the financial statements and pro forma financial information required to be filed in connection with the acquisition of Orbit Canada, Inc. effected as of September 8, 2000.





Item 7.   Financial Statements and Exhibits.

          Financial Statements of Businesses Acquired and Pro Forma Financial
          Information:

     The financial statements and pro forma financial information required to be filed are attached hereto.

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   NEW HILARITY, INC.
                                   (Registrant)


Dated:    November 21, 2000        By:       /s/ Daniel N. Argiros
                                   Name:     Daniel N. Argiros
                                   Title:    Vice President and
                                             Chief Financial
                                             Officer

                         ORBIT CANADA INC.
                         (A DEVELOPMENT STAGE COMPANY)
                         FINANCIAL STATEMENTS
                         FOR THE PERIOD FROM INCEPTION TO JULY 31, 2000 (EXPRESSED IN UNITED STATES DOLLARS)

                                  ORBIT CANADA INC.
                                  (A DEVELOPMENT STAGE COMPANY)
                                  FINANCIAL STATEMENTS
                                  FOR THE PERIOD FROM INCEPTION TO JULY 31, 2000 (EXPRESSED IN UNITED STATES DOLLARS)


                                                                        CONTENTS
================================================================================


AUDITORS' REPORT                                                              2

FINANCIAL STATEMENTS

  Balance Sheet                                                               3

  Statement of Operations                                                     4

  Statement of Shareholders' Equity                                           5

  Statement of Cash Flows                                                     6

  Summary of Significant Accounting Policies                                  7

  Notes to Financial Statements                                              10

================================================================================

                                                                AUDITORS' REPORT

--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF
ORBIT CANADA INC.

We have audited the balance sheet of Orbit Canada Inc. (a development stage company) as at July 31, 2000 and the statements of operations, shareholders' equity and cash flows for the period from October 7, 1999 (date of inception) to July 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards in the United States. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

In our opinion, these financial statements present fairly, in all material respects, the financial position of the Company as at July 31, 2000 and the results of its operations and its cash flows for the period from inception to July 31, 2000 in accordance with generally accepted accounting principles in the United States.


(signed) BDO Dunwoody LLP


Chartered Accountants

Toronto, Ontario
November 13, 2000

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                                   BALANCE SHEET
                                            (EXPRESSED IN UNITED STATES DOLLARS)

JULY 31, 2000
--------------------------------------------------------------------------------

                                                       PRO FORMA
                                                     (UNAUDITED)
                                                        (NOTE 5)

ASSETS

CURRENT
  Cash and cash equivalents                          $   745,295    $   357,178
  Prepaid expenses                                        52,361         52,361
  GST receivable                                          72,208         72,208
                                                     -----------    -----------
                                                         869,864        481,747
CAPITAL ASSETS (Note 1)                                  743,725        743,725
                                                     -----------    -----------
                                                     $ 1,613,589    $ 1,225,472
================================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY

CURRENT
  Accounts payable (Note 2)                          $   647,251    $   647,251
  Accrued liabilities                                     26,896         26,896
                                                     -----------    -----------
                                                         674,147        674,147
                                                     -----------    -----------
SHARES TO BE ISSUED (Note 3)                              20,172         20,172
                                                     -----------    -----------
SHAREHOLDERS' EQUITY
  Share capital (Note 3)                                  66,934      1,137,609
  Additional paid in capital                           1,458,792             --
  Deficit accumulated during development stage          (602,508)      (602,508)
  Accumulated other comprehensive loss - foreign
    currency translation                                  (3,948)        (3,948)
                                                     -----------    -----------
                                                         919,270        531,153
                                                     -----------    -----------
                                                     $ 1,613,589    $ 1,225,472
================================================================================

On behalf of the Board:


/s/ DOUGLAS LLOYD
----------------------------
Douglas Lloyd
Director


/s/ GORDON MCMEHEN
----------------------------
Gordon McMehen
Director


    The accompanying notes are an integral part of these financial statements

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                         STATEMENT OF OPERATIONS
                                            (EXPRESSED IN UNITED STATES DOLLARS)

FOR THE PERIOD FROM INCEPTION TO JULY 31, 2000
--------------------------------------------------------------------------------

REVENUE                                                             $        --
                                                                    -----------
EXPENSES
  Advertising and promotion                                               4,185
  Communication                                                         158,020
  General and office                                                     90,217
  Management fees                                                       151,291
  Professional fees                                                      83,134
  Rent and occupancy costs                                                7,487
  Travel                                                                 40,310
  Amortizaton                                                            68,482
                                                                    -----------
                                                                        603,126
                                                                    -----------
LOSS FROM OPERATIONS                                                   (603,126)

OTHER
  Interest income                                                           618
                                                                    -----------
NET LOSS FOR THE PERIOD                                             $  (602,508)
================================================================================

    The accompanying notes are an integral part of these financial statements

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                               STATEMENT OF SHAREHOLDERS' EQUITY
                                            (EXPRESSED IN UNITED STATES DOLLARS)

FOR THE PERIOD FROM INCEPTION TO JULY 31, 2000
--------------------------------------------------------------------------------

                                                                                 ACCUMULATED
                                              COMMON SHARES                         OTHER
                                       --------------------------                COMPREHENSIVE             COMPREHENSIVE
                                          NUMBER        AMOUNT         DEFICIT       LOSS           TOTAL          LOSS

-----------------------------------------------------------------------------------

SHARES ISSUED TO FOUNDERS                6,000,001   $         1    $        --   $        --   $         1
SHARES ISSUED FOR CASH CONSIDERATION     5,027,401     1,137,608             --            --     1,137,608
SHARES ISSUED FOR SERVICES RENDERED        390,000       195,000             --            --       195,000
ISSUE COSTS                                     --      (195,000)            --            --      (195,000)
                                       ---------------------------------------------------------------------
                                        11,417,402     1,137,609             --            --     1,137,609

COMPREHENSIVE LOSS
  Net loss                                                             (602,508)           --      (602,508)  $(602,508)
  Foreign currency translation
    adjustments                                 --            --             --        (3,948)       (3,948)    (3,948)

-----------

COMPREHENSIVE LOSS                                                                                            $(606,456)
                                       ---------------------------------------------------------------------
===========
BALANCE AT JULY 31, 2000                11,417,402   $ 1,137,609    $  (602,508)  $    (3,948)  $   531,153
========================================================================================================================

   The accompanying notes are an integral part of these financial statements.

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                                         STATEMENT OF CASH FLOWS
                                            (EXPRESSED IN UNITED STATES DOLLARS)

FOR THE PERIOD FROM INCEPTION TO JULY 31, 2000
--------------------------------------------------------------------------------

CASH FLOWS PROVIDED BY (USED IN)

OPERATING ACTIVITIES
  Net loss for the period                                           $  (602,508)
  Adjustments to reconcile net income to net cash
    provided by  operating activities
      Amortization                                                       68,482
      Changes in assets and liabilities relating to operations
        GST receivable                                                  (72,208)
        Prepaid expenses                                                (52,361)
        Accounts payable                                                647,251
        Accrued liabilities                                              26,896
        Effect of exchange rate changes on cash                          (3,948)
                                                                    -----------
                                                                         11,604
                                                                    -----------
INVESTING ACTIVITIES
  Purchase of capital assets                                           (812,207)
                                                                    -----------
FINANCING ACTIVITIES
  Issuance of common shares                                           1,137,609
  Amount received for shares to be issued                                20,172
                                                                    -----------
                                                                      1,157,781
                                                                    -----------

NET INCREASE IN CASH AND CASH EQUIVALENTS DURING PERIOD                 357,178

CASH AND CASH EQUIVALENTS, beginning of period                               --
                                                                    -----------
CASH AND CASH EQUIVALENTS, end of period                            $   357,178
================================================================================
REPRESENTED BY
  Cash                                                              $   131,672
  Term deposits                                                         225,506
                                                                    -----------
                                                                    $   357,178
================================================================================
SUPPLEMENTARY CASH FLOW INFORMATION:
  Cash paid for interest                                            $       585

SUPPLEMENTARY SCHEDULE OF NON-CASH FINANCING ACTIVITIES:
  Shares issued for services rendered                                   195,000
                                                                    $   357,178
================================================================================

   The accompanying notes are an integral part of these financial statements.

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                            (EXPRESSED IN UNITED STATES DOLLARS)

JULY 31, 2000
--------------------------------------------------------------------------------

NATURE OF BUSINESS                   Orbit Canada Inc. (the "Company") was
                                     incorporated on October 7, 1999 in Ontario,
                                     Canada. Since inception the Company's
                                     efforts have been devoted to the
                                     development of its principal products and raising capital. The Company has not received any revenues from the sale of its products or services. Accordingly, through the date of these financial statements, the Company is considered to be in the development stage and the accompanying financial statements represent those of a development stage enterprise. The Company intends to market an internet based long distance telephone system to Canadian businesses and individuals. The Company plans to use the latest radio transmission technologies for wireless, high speed and secure Internet access.

BASIS OF FINANCIAL STATEMENTS        The accompanying financial statements are
                                     stated in United States dollars, "the
                                     reporting currency". The transactions of the Company have been recorded during the period in Canadian dollars, "the functional currency". The translation of Canadian dollars in United States dollars amounts have been made at the period end exchange rates for the balance sheet items and the average exchange rate for the period for revenues, expenses, gains and losses.
                                     Translation adjustments to reporting
                                     currency are included in equity.

                                     These financial statements have been
                                     prepared by management in accordance with generally accepted accounting principles in the United States.

ACCOUNTING ESTIMATES                 The preparation of financial statements in
                                     conformity with generally accepted
                                     accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimated.

CAPITAL ASSETS                       Capital assets are recorded at cost less
                                     accumulated amortization. Amortization is based on the estimated useful life of the asset as follows:

                                     Equipment                - 20% declining balance basis
                                     Computer equipment       - 30% declining balance basis
                                     Furniture and fixtures   - 20% declining balance basis

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                            (EXPRESSED IN UNITED STATES DOLLARS)

JULY 31, 2000
--------------------------------------------------------------------------------

IMPAIRMENT OF ASSETS                 Management reviews assets for impairment
                                     whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Management assesses impairment by comparing the carrying amount to individual cash flows.
                                     If deemed impaired, measurement and
                                     recording of an impairment loss is based on the fair value of the asset.

CASH AND CASH EQUIVALENTS            Cash and cash equivalents are defined as
                                     highly liquid investments with original
                                     maturities of three months or less and
                                     consist of term deposits.

FAIR VALUES                          The carrying amounts of financial
                                     instruments of the Company, including cash and cash equivalents, GST receivable, accounts payable and accrued liabilities approximate fair value because of their short maturity.

INCOME TAXES                         The Company accounts for income taxes under
                                     the asset and liability method as required by SFAS No. 109, "Accounting for Income
                                     Taxes", issued by the Financial Accounting
                                     Standards Board ("FASB"). Under this
                                     method, deferred income tax assets and
                                     liabilities are recognized for the future tax consequences attributable to differences between the financial reporting and tax bases of assets and liabilities.
                                     Deferred tax assets and liabilities are
                                     measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

EARNINGS PER SHARE                   Basic earnings (loss) per share is computed
                                     using the weighted average number of common shares that are outstanding during the period. Diluted earnings (loss) per share is computed using the weighted average number of common and common equivalent shares outstanding during the period.
                                     Common equivalent shares consist of the
                                     incremental common shares issuable upon the exercise of the warrants.

CONCENTRATIONS OF CREDIT RISK        Financial instruments that potentially
                                     subject the Company to significant
                                     concentration of credit risk consist
                                     primarily of cash and cash equivalents.
                                     These instruments are held at one major
                                     financial institution.

COMPREHENSIVE INCOME                 In June 1997, the FASB issued SFAS No. 130,
                                     "Reporting Comprehensive Income", which was adopted by the Company. SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in an entity's financial statements. Comprehensive income as defined includes all changes in equity (net assets) during a period from non-owner sources.

================================================================================

                                                               ORBIT CANADA INC.
                                                   (A DEVELOPMENT STAGE COMPANY)
                                      SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
                                            (EXPRESSED IN UNITED STATES DOLLARS)

JULY 31, 2000
--------------------------------------------------------------------------------

RECENTLY ISSUED ACCOUNTING           In June 1998, the FASB issued SFAS No. 133,
  STANDARDS                          "Accounting for Derivative Instruments and
                                     Hedging Activities". SFAS No. 133 requires companies to recognize all derivative contracts as either assets or liabilities in the balance sheet and to measure them at fair value. If certain conditions are met, a derivative may be specifically designated as a hedge, the objective of which is to match the timing of gain or loss recognition on the hedging derivative with the recognition of (i) the changes in the fair value of the hedged asset or liability that are attributable to the hedged risk or
                                     (ii) the earnings' effect of the hedged
                                     forecast transaction. For a derivative not designated as a hedging instrument, the gain or loss is recognized in income in the period of change. SFAS No. 133, as amended, is effective for the first fiscal quarter of all fiscal years beginning after June
                                     15, 2000.

                                     Historically, the Company has not entered into derivative contracts either to hedge existing risks or for speculative purposes. Accordingly, the new standards do not affect these financial statements.

                                     In March 2000, the Financial Accounting
                                     Standard Board issued FASB Interpretation
                                     No. 44, "Accounting for Certain
                                     Transactions involving Stock Compensation", an interpretation of APB Opinion No. 25. Among other things, the Interpretation requires that stock options that have been modified to reduce the exercise price be accounted for as variable. Adoption of this standard is not expected to have a material effect on the financial statements.

================================================================================

                                                               ORBIT CANADA INC.
                                                   NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000
--------------------------------------------------------------------------------

1.  CAPITAL ASSETS
                                                    ACCUMULATED         NET BOOK
                                          COST     AMORTIZATION            VALUE

    Equipment                      $   791,789     $     65,974     $    725,815
    Computer equipment                  19,370            2,421           16,949
    Furniture and fixtures               1,048               87              961
                                   ---------------------------------------------
                                   $   812,207     $     68,482     $    743,725
                                   =============================================

--------------------------------------------------------------------------------

2.  ACCOUNTS PAYABLE

    Included in accounts payable is approximately $475,000 owed for capital assets purchased and $5,390 due to a director of the Company and a company controlled by a shareholder. The remaining amounts included in accounts payable relates to amounts due to suppliers for expenses incurred in the course of operations.

--------------------------------------------------------------------------------

3.  SHARE CAPITAL

    Authorized
      Unlimited Common shares
    Issued
      11,417,402 Common shares, no par value                        $  1,137,609
                                                                    ============

--------------------------------------------------------------------------------

4.  SUBSEQUENT EVENTS

    (a) On August 15, 2000, 371,429 warrants were exercised resulting in 371,429 common shares being issued for cash consideration of $325,000.

    (b) Effective September 5, 2000, the Company amended its articles of incorporation to create 2,120,497 non-voting exchangeable shares as well as an unlimited number of first preference shares. The exchangeable shares are entitled to a preference over the common shares and the preference shares with respect to the payment of dividends and the distribution of assets. The holders of exchangeable shares are entitled to receive dividends equivalent to dividends declared by New Hilarity Inc. ("NHI") on its common shares. The holders are entitled at any time to require the Company to retract any or all of the exchangeable shares by delivering one NHI common share for each exchangeable share.

================================================================================

                                                               ORBIT CANADA INC.
                                                   NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000
--------------------------------------------------------------------------------

4.  SUBSEQUENT EVENTS (CONTINUED)

    (c) Under a share exchange agreement which became effective September 8, 2000, New Hilarity, Inc, ("NHI"), a Nevada incorporated company that is an SEC registrant and that trades on Over-the-Counter Bulletin Board, issued 9,668,334 common shares in exchange for the same number of common shares issued and outstanding of the Company. The Company also exchanged its remaining 2,120,497 common shares for the same number of exchangeable shares. Each exchangeable share can be exchanged into a common share of NHI. This transactions resulted in a reverse take over, therefore, giving the shareholders of the Company control of NHI. At the time of exchange of shares, the existing board of directors of New Hilarity, Inc. resigned and the directors of the Company were appointed to the board of New Hilarity, Inc.

    (d) In addition, the remaining 3,878,571 warrants of the Company were exchanged for an equal number of warrants to acquire common shares of New Hilarity, Inc. Each warrant entitles the holder thereof to acquire no later than February 20, 2001 one share of New Hilarity's common stock at an exercise price of $0.875 per share.

    (e) On September 20, 2000, 610,000 warrants were exercised for cash consideration of $533,750. On October 20, 2000, an additional 610,000 warrants were exercised for cash consideration of $533,750.

--------------------------------------------------------------------------------

5.  PRO FORMA

    (a) The pro forma balance sheet gives effect to the following transactions as if they occurred on July 31, 2000:

         (i)    The exercise of warrants as detailed in note 4 (a);

         (ii)   The share exchange with NHI as detailed in note 4(c);

         (iii)  The stock split by NHI as follows:

         On September 5, 2000, NHI effected a one-for-five reverse stock split (the "Reverse Stock Split") whereby the number of then outstanding common shares of NHI was reduced from 7,989,560 to 1,597,912. As a result of the Reverse Stock Split, the number of authorized common shares was reduced from 100,000,000 shares, par value $0.001 per share, to 20,000,000 shares, par value $0.005 per share.

================================================================================

                                                               ORBIT CANADA INC.
                                                   NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000
--------------------------------------------------------------------------------

5.  PRO FORMA (CONTINUED)

    (b) The effect of the above transactions on the pro forma balance sheet are as follows:

         (i) Cash and cash equivalents was increased by $63,117 being the cash assumed from NHI. Plus $325,000 being the cash received on the exercise of 371,429 warrants.

         (ii)  The pro-forma equity section changed as follows:

                                                                                                                OTHER
                                    EXCHANGE-                                                                COMPREH-
                                         ABLE        COMMON                       PAID IN                      ENSIVE
                                       SHARES        SHARES         AMOUNT        CAPITAL       DEFICIT          LOSS         TOTAL
                                    -----------------------------------------------------------------------------------------------
         Orbit prior to reverse
           acquisition         (1)         --    11,417,402    $ 1,137,609    $        --    $ (602,508)   $   (3,948)   $  535,101

         Exercise of warrants
           prior to reverse
           acquisition         (2)         --       371,429        325,000             --            --            --       325,000

         Recapitalization                  --            --     (1,403,665)     1,403,665            --            --            --

         Exchange of common
           shares              (3)  2,120,497    (2,120,497)            --             --            --            --            --
                                    -----------------------------------------------------------------------------------------------

                               (4)  2,120,497     9,668,334         58,944      1,403,665      (602,508)       (3,948)      860,101

         NHI prior to reverse
           acquisition         (5)         --     1,597,912          7,990         55,127            --            --        63,117
                                    -----------------------------------------------------------------------------------------------

         Total                      2,120,497    11,266,246    $    66,934    $ 1,458,792    $ (602,508)   $   (3,948)   $  923,218
                                    ===============================================================================================

         (1) Based on the Company's July 31, 2000 audited financial statements.

         (2) Represents the exercise of warrants as per note 4 (a).

     (b) (3) Represents the exchange of the Company's common shares for exchangeable shares as per note 4 (c).

         (4) The remaining 9,668,334 common shares of the Company were exchanged for the same number of common shares of NHI as per note 4 (c).

         (5) Based on NHI's unaudited financial statements as at June 30, 2000:

                      Common shares                             $      7,990
                      Additional paid in capital                     539,382
                      Deficit                                       (484,255)
                                                                ------------
                      Equity                                    $     63,117
                                                                ============

================================================================================

                                                               ORBIT CANADA INC.
                                                   NOTES TO FINANCIAL STATEMENTS

JULY 31, 2000
--------------------------------------------------------------------------------

5.  PRO FORMA (CONTINUED)

    (c) The weighted average common shares outstanding at July 31, 2000 as used in the computation of basic earnings per share is represented by the 11,266,246 as shown above. The weighted average common shares outstanding at July 31, 2000 as used in the computation of fully diluted earnings per share is represented by the sum of the 11,266,246 as above and the weighted average number of shares of 3,878,571 which assumes that the warrants were exercised at the Company's inception.

         The pro-forma basic and diluted loss per share is $0.05.

         The pro forma financial statements may not be indicative of the actual results of the acquisition. The accompanying pro forma financial statements should be read in connection with the historical financial statements of NHI.

--------------------------------------------------------------------------------

6.  INCOME TAXES

    The Company has provided a full valuation allowance against deferred tax assets at July 31, 2000, due to uncertainties in the Company's ability to utilize its net operating losses. The net operating loss carryforwards in the amount of approximately $600,000 expire in the year 2007.